IMS Capital Management, Inc.

IMS Capital Value Fund

Institutional Class Shares (Ticker Symbol: IMSCX)

IMS Strategic Income Fund

Institutional Class Shares (Ticker Symbol: IMSIX)

each a series of the

360 Funds

PROSPECTUS

October 28, 2021

This Prospectus relates to one class of shares (Institutional Class shares), currently offered by IMS Capital Management, Inc., for each of the IMS Capital Value Fund and IMS Strategic Income Fund, for questions or for Shareholder Services, please call (877) 244-6235.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IMPORTANT NOTE: As permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held with the Fund complex/your financial intermediary.

SUMMARY OF THE IMS CAPITAL VALUE FUND

Investment Objective. The investment objective of the IMS Capital Value Fund (the “Value Fund”) is long-term growth from capital appreciation, and secondarily, income from dividends.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class shares
Redemption Fees (as a % of amount redeemed, a redemption fee will be assessed on shares of the Fund that are held for 90 days or less)	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class shares
Management Fees	1.21%
Other Expenses	0.63%
Interest Expense	0.01%
Total Annual Fund Operating Expenses	1.85%

Example.  This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year and the Value Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Class	$188	$582	$1,001	$2,169

Portfolio Turnover. The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Expense Example above, affect the Value Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79.58% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The investment objective of the Value Fund is long-term growth from capital appreciation, and secondarily, income from dividends. The Value Fund invests primarily in common stocks of mid-cap and large-cap U.S. companies. With respect to both mid-cap and large-cap stocks, the Adviser employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and positive momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company’s stock price, such as a new product or change in management.

The Adviser seeks to reduce risk through diversification and through the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. The Value Fund typically invests in mid-cap securities, which the Adviser defines as those with a market capitalization of approximately $2 billion to $11 billion, and in large-cap securities, which the Adviser defines as those with a market capitalization of greater than $11 billion. The Adviser generally seeks companies that it believes are well-capitalized, globally diversified, and that have the resources to weather negative business conditions successfully.

Most stocks in the Value Fund’s portfolio fall into one of the Adviser’s seven strategic focus areas: healthcare, technology, financial services, communications/entertainment, consumer, consolidating industries (i.e., companies buying other companies in an industry) and industries that, in the past, have declined less than others during general market declines (i.e., defensive industries). The Adviser believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the Adviser carefully diversifies the Value Fund’s holdings to ensure representation in all ten major broad-based industry sectors as defined by Standard & Poor’s, Inc.

Although the Value Fund intends to be invested primarily in mid-cap and large-cap stocks as described above, the Value Fund may also invest in common stocks of any capitalization. The Value Fund may pursue its investment objective directly or indirectly through investments in other investment companies (including exchange-traded funds (“ETFs”) and open-end and closed-end mutual funds) that invest in the securities described above.

The Value Fund typically will sell a portfolio company if both of the following occur: (1) a company’s stock price exceeds the Adviser’s target sell price; and (2) the company demonstrates that it may be losing positive momentum as described above. The Value Fund also could sell a portfolio company earlier if the Adviser believes that the company’s stock price may not reach the Adviser’s target sell price due to a material event, such as major industry-wide change, a significant change in the company’s management or direction, the emergence of a better opportunity within the same industry, or if the company becomes involved in a merger or acquisition.

The Value Fund’s primary objective is capital appreciation. The Value Fund seeks to achieve its secondary objective of income by investing in dividend-paying stocks.

As a result of the Adviser’s overall strategy, the Value Fund engages in active trading of portfolio securities which causes the Value Fund to experience a high portfolio turnover rate.

Principal Risks of Investing in the Fund. An investment in the Value Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Value Fund will be successful in meeting its investment objective. Generally, the Value Fund will be subject to the following additional risks:

●

Market risk – Market risk refers to the risk that the value of securities in the Value Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

●

Turnover risk – Through active trading, the Value Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

●

Mid-cap risk – The Value Fund invests in mid-cap companies, which may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-sized companies may pose additional risks, including liquidity risk, because such companies tend to have limited product lines, markets and financial resources, and depend upon a relatively small management group.

●	Large-cap risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

●

Management style risk – The Value Fund intends to invest in value-oriented stocks (stocks that the Adviser believes are undervalued), and the Value Fund’s performance may at times be better or worse than that of similar funds with other focuses or that have a broader investment style.

●

Value securities risk – Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose the Value Fund to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

●

Investment company securities risk – When the Value Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Value Fund will incur higher expenses, many of which may be duplicative. In addition, the Value Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. To the extent that the Value Fund invests in ETFs that invest in commodities, the Value Fund will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

●

Industry risk – The value of securities in a particular industry (such as financial services, technology or healthcare) may decline because of changing expectations for the performance of a particular industry. The Fund intends to hold a number of different individual securities, seeking to manage risks in a particular industry. However, the Fund does concentrate on the healthcare, technology, financial services, communications/entertainment, consumer, consolidating and defensive industries. As a consequence, the share price of the Fund may fluctuate in response to factors affecting a particular industry, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the aforementioned industries.

●

Large shareholder risk – Certain shareholders, including other funds advised by the Adviser or an affiliate of the Adviser, may from time to time own a substantial amount of shares of the Fund. In addition, a third party investor, the Adviser or an affiliate of the Adviser, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment of that the size of the Fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the Fund. Similarly, large purchases of shares of the Fund may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

Performance. The bar chart below shows how the Value Fund’s investment results have varied from year to year. The table below shows how the Value Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Value Fund. Past performance of the Value Fund is not necessarily an indication of how it will perform in the future. Performance prior to June 20, 2014 is the performance of a predecessor fund. IMS Capital Management, Inc. has served as adviser to the Value Fund since its inception on June 20, 2014 and also served as adviser to the predecessor fund. Updated performance information will be available at no cost by calling (877) 244-6235.

Year-by-Year Total Return (for periods ended December 31)

The Value Fund’s year-to-date return as of September 30, 2021 was 12.38%. During the periods shown in the bar chart, the highest return for a quarter was 16.67% during the quarter ended March 31, 2019 and the lowest return for a quarter was (27.06)% during the quarter ended September 30, 2011.

Average Annual Total Returns

(for the periods ended December 31, 2020)

IMS Capital Value Fund	One Year	Five Years	Ten Years
Return Before Taxes	13.83%	9.84%	7.81%
Return After Taxes on Distributions	13.33%	8.78%	7.29%
Return After Taxes on Distributions and Sale of Fund Shares	9.08%	7.80%	6.44%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	18.40%	15.20%	13.87%

After-tax returns are calculated using the historical highest individual federal income tax rates in effect as of December 31, 2020, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Value Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current performance of the Value Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235 or accessed on the Adviser’s website at  www.imsfunds.com.

Management. IMS Capital Management, Inc. serves as the Value Fund’s investment adviser. Mr. Carl W. Marker is the Value Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Value Fund’s portfolio.

Purchase and Sale of Fund Shares. The minimum initial investment in Institutional Class shares of the Value Fund is $5,000 for regular accounts and $2,000 for Coverdell Savings Accounts and UGMAs. Subsequent investments must be amounts of at least $100. You may sell your shares on days when the Value Fund is open for business. The Adviser may waive such fee for certain qualified retirement plan and advisory fee-based platforms.

You can purchase or redeem shares directly from the Value Fund on any business day the New York Stock Exchange is open directly by calling the Value Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Value Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Value Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Value Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

SUMMARY OF THE IMS STRATEGIC INCOME FUND

Investment Objective. The investment objective of the IMS Strategic Income Fund (the “Income Fund”) is current income, and a secondary objective is capital appreciation.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Income Fund.

Shareholder Fees (fees paid directly from your investment)

Institutional Class shares
Redemption Fees (as a % of amount redeemed, a redemption fee will be assessed on shares of the Fund that are held for 90 days or less)	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Class shares
Management Fees	1.26%
Other Expenses	1.61%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	2.89%
Fee Waivers and/or Expense Reimbursement[1]	(0.92)%
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursement	1.97%

[1]

The Adviser contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses(excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Income Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of the Income Fund’s average daily net assets through October 31, 2022, subject to the Adviser’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

Example. This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds.

This expense example assumes that you invest $10,000 in the Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The expense example also assumes that your investment has a 5% return each year, the Income Fund’s operating expenses remain the same, and the contractual agreement to limit expenses remains in effect only through October 31, 2022. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Period Invested	1 Year	3 Years	5 Years	10 Years
Institutional Class	$200	$808	$1,442	$3,148

Portfolio Turnover. The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund’s performance. During the most recent fiscal year, the Income Fund’s portfolio turnover rate was 531.13% of the average value of its portfolio.

Principal Investment Strategy of the Fund. The investment objective of the Income Fund is current income, and a secondary objective is capital appreciation. The Adviser has the flexibility to invest in a broad range of fixed income and equity securities that produce current income. The Adviser allocates the Income Fund’s assets among different types of securities based on its assessment of potential risks and returns, and the Adviser may change the weighting among securities as market conditions change, in an effort to obtain the most attractive combination of current income and, secondarily, capital appreciation.

In pursuing its investment objectives, the Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Income Fund may also invest in structured products, such as reverse convertible notes, a type of structured note, and in 144A securities that are purchased in private placements and thus are subject to restrictions on resale (either as a matter of contract or under federal securities laws), but only where the Adviser has determined that a liquid trading market exists. Under normal circumstances, the Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

The Income Fund can invest in debt securities of any duration and maturity. The Income Fund considers investment-grade securities to be those rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality, each at the time of purchase. The Income Fund may invest up to 100% (measured at the time of purchase) of its assets in domestic investment grade fixed income securities of any duration and maturity. The Income Fund may also invest up to 45% (measured at the time of purchase) of its assets in domestic high yield fixed income securities (“junk bonds”) of any duration and maturity. The Income Fund may invest in distressed securities, including securities that are in default or the issuers of which are in bankruptcy, so long as the Adviser has determined that the securities are liquid. At times, the Income Fund’s position in illiquid securities may comprise a significant portion of the portfolio. Illiquid securities are subject to a number of risks which are discussed below. If market quotations for illiquid securities are not readily available, or are deemed unreliable by the Adviser, the security will be valued at a fair value determined in good faith by the Adviser. There is no assurance that the Income Fund will receive fair valuation upon the sale of a security. The Income Fund may invest up to 35% (measured at the time of purchase) of its assets in foreign equity and debt securities that pay dividends or interest, including foreign debt securities and foreign sovereign debt of any duration, quality and maturity, as well as securities of issuers located in emerging markets.

Subject to the limitations described above, the Income Fund may pursue its investment objective directly or indirectly through investments in other investment companies (including ETFs, and open-end and closed-end mutual funds) that invest in the securities described above.

As a result of the Adviser’s overall strategy, the Income Fund engages in active trading of portfolio securities which causes the Income Fund to experience a high portfolio turnover rate.

Principal Risks of Investing in the Fund. An investment in the Income Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested. There can be no assurance that the Income Fund will be successful in meeting its investment objective. Generally, the Income Fund will be subject to the following additional risks:

●

Fixed income securities risk – The value of the Income Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income producing instruments decreases to adjust the price to market yields. Interest rate risk is greater for long-term debt securities than for short-term and floating rate securities. It is possible that an issuer of a security will become unable to meet its obligations. This risk is greater for securities that are rated below investment grade or that are unrated.

●

High yield securities risk – The Income Fund may be subject to greater levels of price volatility as a result of investing in high yield fixed-income securities and unrated securities of similar credit quality (commonly known as junk bonds). The issuers of such bonds have a lower ability to make principal and interest payments, and are thus more likely to default. If this occurs, or is perceived as likely to occur, the values of these securities will generally be more volatile and are likely to fall. A default or expected default could also make it difficult for the Income Fund to sell the securities at the value the Income Fund previously placed on them. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Income Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, the Income Fund could also lose its entire investment. When the Income Fund invests in foreign high yield bonds (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. securities. These risks are described below under “Foreign securities risk.”

●

Distressed securities risk – Investments in distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. Issuers of distressed securities may be engaged in restructuring or bankruptcy proceedings, or may be in default on the payment of principal or interest. The Income Fund may incur costs participating in legal proceedings involving the issuer or otherwise protecting its investment. The Income Fund generally will not receive interest payments on distressed securities, and there is a substantial risk that principal will not be repaid. If the issuer of a distressed security is engaged in restructuring or bankruptcy proceedings, the Income Fund may lose the entire value of its investment in the distressed security or be required to accept payment of cash or securities with a value far less than the Income Fund’s original investment. Distressed securities also may have restrictions on resale.

●

Liquidity risk – Illiquid and/or restricted securities in the Income Fund’s portfolio may reduce the Income Fund’s returns because the Income Fund may be unable to sell such illiquid securities at an advantageous time or when required to do so (such as in response to redemption requests), or may be able to sell them only at less than their market value. Securities particularly sensitive to illiquidity include U.S. and foreign high yield debt obligations and private placement securities.

●

Dividend strategy risk – There can be no assurances that the Adviser will be able to correctly anticipate the level of dividends that companies will pay in any given timeframe. If the Adviser’s expectations as to potential dividends are wrong, the Income Fund’s performance may be adversely affected. The strategy also will expose the Income Fund to increased trading costs and potential for short-term capital losses or gains.

●

Dividend tax risk – There can be no assurances that the dividends received by the Income Fund from its investments will consist of tax-advantaged qualifying dividends eligible for either the dividends-received deduction for corporate Income Fund shareholders that are otherwise eligible for such deduction or for treatment as qualified dividends eligible for long-term capital gain rates in respect of non-corporate Income Fund shareholders. Furthermore, there is no guarantee that dividends received by the Income Fund will continue to receive favorable tax treatment in future years.

●

Market risk – Market risk refers to the risk that the value of securities in the Income Fund’s portfolio may decline due to daily fluctuations in the securities markets, including fluctuation in interest rates, national and international economic conditions and general equity market conditions.

●

Management style risk – Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. The strategy used by the Adviser may fail to produce the intended results and you could lose money.

●

Turnover risk – Through active trading, the Income Fund may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

●

Preferred stock risk – Preferred stocks rated in the lowest categories of investment grade have speculative characteristics. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. Changes in economic conditions or other circumstances that have a negative impact on the issuer may lead to a weakened capacity to pay the preferred stock obligations. Preferred stock issuers, under certain conditions, may skip or defer dividend payments for long periods of time. As with common stock, preferred stock is subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore is subject to greater credit risk than those debt instruments.

●

REIT risk – To the extent that the Income Fund invests in companies that invest in real estate, such as REITs, the Income Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

●

Investment company securities risk – When the Income Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Income Fund will incur higher expenses, many of which may be duplicative. In addition, the Income Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Income Fund invests in ETFs that invest in commodities, the Income Fund will be subject to the risk that the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

●

Structured notes risk – Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer.

●

Income trust risk – Investments in income trusts are subject to various risks related to the underlying operating companies controlled by such trusts, including dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. When the Income Fund invests in oil royalty trusts, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Moreover, oil royalty trusts are subject to the risk that the underlying oil and gas reserves attributable to the royalty trust may be depleted. As a group, business trusts typically invest in a broad range of industries and therefore the related risks will vary depending on the underlying industry represented in the business trust’s portfolio.

●	Credit risk – An issuer of debt securities may not make timely payments of principal and interest.

●

Large shareholder risk – Certain shareholders, including other funds advised by the Adviser or an affiliate of the Adviser, may from time to time own a substantial amount of shares of the Fund. In addition, a third party investor, the Adviser or an affiliate of the Adviser, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment of that the size of the Fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the Fund. Similarly, large purchases of shares of the Fund may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Fund may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

Performance. The bar chart below shows how the Income Fund’s investment results have varied from year to year. The table below shows how the Income Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Income Fund. Past performance of the Income Fund is not necessarily an indication of how it will perform in the future. Performance prior to June 20, 2014 is the performance of a predecessor fund. IMS Capital Management, Inc. has served as adviser to the Income Fund since its inception on June 20, 2014 and also served as adviser to the predecessor fund. Updated performance information will be available at no cost by calling (877) 244-6235.

Year-by-Year Total Return (for periods ended December 31)

The Income Fund’s year-to-date return as of September 30, 2021 was 13.10%. During the period shown in the bar chart, the highest return for a quarter was 12.40% during the quarter ended March 31, 2019 and the lowest return for a quarter was (16.47)% during the quarter ended March 31, 2020.

Average Annual Total Returns

(for the periods ended December 31, 2020)

IMS Strategic Income Fund	One Year	Five Years	Ten Years
Return Before Taxes	4.01%	0.24%	(1.85)%
Return After Taxes on Distributions	1.63%	(2.33)%	(4.84)%
Return After Taxes on Distributions and Sale of Fund Shares	2.40%	(1.07)%	(2.59)%
Barclay’s U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.43%	3.84%

After-tax returns are calculated using the highest individual income tax in effect as of December 31, 2020 and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Income Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Current performance of the Income Fund may be lower or higher than the performance quoted above. Updated performance information may be obtained by calling (877) 244-6235 or accessed on the Adviser’s website at www.imsfunds.com.

Management. IMS Capital Management, Inc. serves as the Income Fund’s investment adviser. Carl W. Marker is the Income Fund’s portfolio manager and is primarily responsible for the day-to-day management of the Income Fund’s portfolio.

Purchase and Sale of Fund Shares. The minimum initial investment in Institutional Class shares of the Income Fund is $5,000 for regular accounts and $2,000 for Coverdell Savings Accounts and UGMAs. Subsequent investments must be amounts of at least $100. You may sell your shares on days when the Income Fund is open for business. The Adviser may waive such fee for certain qualified retirement plan and advisory fee-based platforms.

You can purchase or redeem shares directly from the Income Fund on any business day the New York Stock Exchange is open directly by calling the Income Fund at (877) 244-6235, where you may also obtain more information about purchasing or redeeming shares by mail, facsimile or bank wire. The Income Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf. Investors who wish to purchase or redeem Income Fund shares through a broker-dealer should contact their broker-dealer directly.

Tax Information. The Income Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred arrangements such as 401(k) plans or IRAs may be taxed later upon a withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

INVESTMENT OBJECTIVES, STRATEGIES, RISKS AND PORTFOLIO HOLDINGS

The Funds’ Investment Objectives and Principal Investment Strategies. This section of the Prospectus provides additional information about the investment practices and related risks of the IMS Capital Value Fund (the “Value Fund”) and IMS Strategic Income Fund (the “Income Fund,” and together, a “Fund” or the “Funds”). Each Fund’s investment objective may be changed without shareholder approval; however, a Fund will provide 60 days’ advance notice to shareholders before implementing a change in its investment objective.

IMS Capital Value Fund. The investment objective of the Value Fund is long-term growth from capital appreciation, and secondarily, income from dividends. The Value Fund invests primarily in common stocks of mid-cap and large-cap U.S. companies. With respect to both mid-cap and large-cap stocks, IMS Capital Management, Inc. (the “Adviser”) employs a selection process designed to produce a diversified portfolio of companies exhibiting both value and positive momentum characteristics. Value characteristics include a historically low stock price, as well as historically low fundamental ratios such as price to earnings, price to sales, price to book value and price to cash flow. Positive momentum characteristics include positive earnings revisions, positive earnings surprises, relative price strength and other developments that may favorably affect a company’s stock price, such as a new product or change in management. The Adviser selects stocks based on value characteristics; however, the Value Fund will not invest in an undervalued stock until it also exhibits positive momentum characteristics.

The Adviser seeks to reduce risk through diversification and through the ownership of undervalued companies, which may be less volatile than overpriced companies whose fundamentals do not support their valuations. Companies selected generally will have a total market capitalization at the time of purchase from $2 billion up to $11 billion, which the Adviser considers to be “mid-cap” companies, or greater than $11 billion, which the Adviser considers to be “large-cap” companies. The Value Fund may continue to hold a security even after it falls below these capitalization levels. The Adviser generally seeks companies that the Adviser believes are well-capitalized, globally diversified, and that have the resources to weather negative business conditions successfully. The Adviser believes mid-cap companies have the potential to deliver the best characteristics of both small and large companies – the flexible, innovative, high-growth aspects of small companies and the proven management, products, liquidity and global diversification of large companies.

Most stocks in the Value Fund’s portfolio fall into one of the Adviser’s seven strategic focus areas: healthcare, technology, financial services, communications/entertainment, consumer, consolidating industries (i.e., companies buying other companies in an industry) and industries that, in the past, have declined less than others during general market declines (i.e., defensive industries). The Adviser believes that stocks in these focus areas have the potential to produce superior long-term returns. In addition, the Adviser carefully diversifies the Value Fund’s holdings to ensure representation in all ten major broad-based industry sectors as defined by Standard & Poor’s, Inc.

The Adviser employs a patient approach to the stock selection process, believing that most traditional value managers tend to purchase companies too early. The Adviser believes that after a stock experiences a significant decline, it will tend to underperform the market during what the Adviser terms its “seasoning” period, usually at least 18 months. Once an undervalued company has been researched, deemed attractive, and has seasoned, the Adviser further delays the purchase until the company develops several positive momentum characteristics as described above.

The Value Fund may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Value Fund. The Value Fund does not intend to borrow in excess of 5% of its total assets at the time of borrowing. The Value Fund may borrow to purchase securities, and it may borrow to prevent the Value Fund from selling a portfolio security at a disadvantageous time in order to meet shareholder redemptions.

Although the Value Fund intends to be invested primarily in mid-cap and large-cap stocks as described above, the Fund may also invest in common stock of any capitalization. The Value Fund may pursue its investment objective directly or indirectly through investments in other investment companies (including ETFs and open-end and closed-end mutual funds) that invest in the securities described above. The Value Fund typically will sell a security if both of the following occur: (1) the company’s stock price exceeds the Adviser’s target sell price and (2) the company demonstrates that it may be losing positive momentum. A variety of conditions could result in the sale of a company before it has reached the Adviser’s target sell price. Some examples include a major industry-wide change, a significant change in the company’s management or direction, the emergence of a better opportunity within the same industry, or if the company becomes involved in a merger or acquisition.

As a result of the Adviser’s overall strategy, the Value Fund engages in active trading of portfolio securities which causes the Value Fund to experience a high portfolio turnover rate.

IMS Strategic Income Fund. The investment objective of the Income Fund is current income and a secondary objective is capital appreciation. The Adviser has the flexibility to invest in a broad range of fixed income and equity securities that produce current income. The Adviser allocates the Income Fund’s assets among different types of securities based on its assessment of potential risks and returns, and the Adviser may change the weighting among securities as market conditions change, in an effort to obtain the most attractive combination of current income and, secondarily, capital appreciation.

In pursuing its investment objectives, the Income Fund generally invests in corporate bonds, government bonds, dividend-paying common stocks, preferred and convertible preferred stocks, income trusts (including business trusts, oil royalty trusts and real estate investment trusts), money market instruments and cash equivalents. The Income Fund may invest up to 100% (measured at the time of purchase) of its assets in domestic investment grade fixed income securities of any duration and maturity. The Income Fund may also invest in structured products, such as reverse convertible notes. Reverse convertible notes are short-term notes that are linked to individual equity securities or indexes, and typically make a single coupon payment at maturity. The holder of the reverse convertible notes generally has the right to receive at maturity either a fixed cash payment or a fixed number of shares of common stock, depending on the price history of the underlying common stock. The Income Fund may invest in securities that are purchased in private placements, and are thus subject to restrictions on resale (either as a matter of contract or under federal securities laws). Under normal circumstances, the Income Fund will invest at least 80% of its assets in dividend paying or other income producing securities.

In order to maximize the level of dividend income that the Income Fund receives from common stocks, the Adviser may buy stocks based on their scheduled dividend payment date, often purchasing a common stock close to the expected dividend announcement. Following payment of a dividend, the period of time after which the stock is sold will vary depending upon the Adviser’s perception of the stock’s capital appreciation potential. The Adviser believes that receiving dividends from several issuers during a short time period could augment the Income Fund’s total dividend income.

The Income Fund can invest in debt securities of any duration and maturity. The Income Fund considers investment-grade securities to be those rated BBB- or higher by Standard & Poor’s Corporation (“S&P”) or Fitch Investors Service, Inc. (“Fitch”), or Baa3 or higher by Moody’s Investor Services, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality, each at the time of purchase. The Income Fund may also invest up to 45% (measured at the time of purchase) of its assets in domestic high yield fixed income securities (“junk bonds”) of any duration and maturity. The Income Fund may invest in distressed securities, including securities that are in default or the issuers of which are in bankruptcy, so long as the Adviser has determined that the securities are liquid. At times, the Income Fund’s position in illiquid securities may comprise a significant portion of the portfolio. Illiquid securities are subject to a number of risks which are discussed below. If market quotations for illiquid securities are not readily available, or are deemed unreliable by the Adviser, the security will be valued at a fair value determined in good faith by the Adviser. The Income Fund may invest up to 35% (measured at the time of purchase) of its assets in foreign fixed income and equity securities, including foreign debt securities and foreign sovereign debt of any duration, quality and maturity, as well as securities of issuers located in emerging markets.

The Adviser seeks to invest in debt securities it expects will have a high yield to maturity or dividend yield relative to potential price volatility, such as securities of an issuer which the Adviser believes have a stable or improving financial condition with a higher than average yield for its asset class, or securities that the Adviser expects will continue to pay dividends and increase in price.

The Income Fund typically will sell a portfolio security if any of the following occur: (1) the security price exceeds the Adviser’s target sell price; (2) market conditions or the issuer’s financial condition threaten the security’s price or coupon/dividend payment; or (3) the Adviser identifies a security it deems more attractive or better suited to achieving the Fund’s investment objective.

The Income Fund may borrow money from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Income Fund. The Income Fund does not intend to borrow in excess of 5% of its total assets at the time of borrowing. The Income Fund may borrow to purchase securities, and it may borrow to prevent the Income Fund from selling a portfolio security at a disadvantageous time in order to meet shareholder redemptions.

Due to the nature of some of its investments, the Income Fund may be more volatile than other income funds, the effects of which are described below under “Market Risk” and “Liquidity Risk”. Subject to the limitations described above, the Income Fund may pursue its investment objective directly or indirectly through investments in other investment companies (including ETFs, and open-end and closed-end mutual funds) that invest in the securities described above. The Income Fund may also use exchange-traded put and call options on individual securities or market indices to hedge interest rate risk. For example, if the Adviser expects interest rates to rise, the Income Fund may seek to hedge interest rate risk by purchasing an exchange-traded put option on a 10-year U.S. Treasury futures contract. Income Fund assets invested in options (including premiums paid and any assets that are required to be segregated to cover the Income Fund’s potential obligations under the options contracts) are not expected to exceed 5% of the Income Fund’s net assets (measured at the time of entering into the option contract).

As a result of the Adviser’s overall strategy, the Income Fund engages in active trading of portfolio securities which causes the Income Fund to experience a high portfolio turnover rate.

Temporary Defensive Positions. The Funds may, from time to time, take temporary defensive positions that are inconsistent with such Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes a temporary defensive position, such Fund may not be able to achieve its investment objective.

Portfolio Turnover. Although each Fund’s strategy emphasizes longer-term investments that typically result in portfolio turnover less than 100%, the Funds may, from time to time, have a higher portfolio turnover when the Adviser’s implementation of a Fund’s investment strategy or a temporary defensive position results in frequent trading. Since each Fund’s trades cost such Fund a brokerage commission, high portfolio turnover may have a significant adverse impact on the Fund’s performance. In addition, because sales of securities in the Fund’s portfolio may result in taxable gain or loss, high portfolio turnover may result in significant tax consequences for shareholders.

“Portfolio Turnover” is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. In general, higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes.

General Information Regarding Investing in a Fund. An investment in a Fund should not be considered a complete investment program. Your investment needs will depend largely on your financial resources and individual investment goals and objectives, and you should consult with your financial professional before making an investment in a Fund.

Additional Information. To the extent a Fund makes investments regulated by the Commodities Futures Trading Commission, it intends to do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Adviser, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

PRINCIPAL RISKS OF INVESTING IN A FUND

All investments carry risks, and investment in a Fund is no exception. No investment strategy works all the time, and past performance is not necessarily indicative of future performance. You may lose money on your investment in a Fund. To help you understand the risks of investing in a Fund, the principal risks of an investment in a Fund are generally set forth below:

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Market risk – Stock prices are volatile. Market risk refers to the risk that the value of securities in the Funds’ portfolio may decline due to daily fluctuations in the securities markets generally. The Funds’ performance per share will change daily based on many factors that may generally affect the stock market, including fluctuation in interest rates, national and international economic conditions and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds’ portfolio) may decline, regardless of their long-term prospects.

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Management style risk – Different styles of management tend to shift into and out of favor with stock market investors depending on market and economic conditions. The strategies used by the Adviser may fail to produce the intended results and you could lose money.

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Turnover risk – Through active trading, the Funds may have a high portfolio turnover rate, which can mean greater distributions taxable to shareholders as ordinary income for federal income tax purposes and lower performance due to increased brokerage costs.

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Investment company securities risk – If the Funds invest in an underlying mutual fund or ETF, the Funds indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Funds will incur higher expenses, many of which may be duplicative. In addition, the Funds may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the underlying funds). The Funds have no control over the investments and related risks taken by the underlying funds in which it invests. ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value, an active market may not develop, it may employ a strategy that utilizes high leverage ratios, and trading of its shares may be halted under certain circumstances. To the extent that a Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that a Fund invests in ETFs that invest in commodities, which are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver, the Fund will be subject to additional risks. The values of commodity-based ETFs are highly dependent on the prices of the related commodity and the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default).

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Borrowing and leverage risk – Borrowing magnifies the potential for gain or loss by the Funds and, therefore, increases the possibility of fluctuation in the Funds’ net asset values. This is the speculative factor known as leverage. Because the Funds’ investments will fluctuate in value, while the interest on borrowed amounts may be fixed, the Funds’ net asset values may tend to increase more as the value of its investments increases, or to decrease more as the value of its investments decreases, during times of borrowing. Unless profits on investments acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will cause a Fund’s investment performance to decrease.

•	Large shareholder risk – Certain shareholders, including other funds advised by the Adviser or an affiliate of the Adviser, may from time to time own a substantial amount of shares of a Fund. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, or another entity may invest in a Fund and hold its investment for a limited period of time solely to facilitate commencement of a Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment of that the size of a Fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on a Fund. Similarly, large purchases of shares of a Fund may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. The Funds may hold a relatively large proportion of its assets in cash in anticipation of large redemptions, diluting its investment returns.

•	Infectious Illness Risk - The outbreak of COVID-19 has resulted in significant disruptions to economies and markets, adversely affecting individual companies, sectors, industries, interest rates and investor sentiment. The U.S. Federal Reserve and the U.S. government have taken numerous measures to address the economic impact of the COVID-19 pandemic and to stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

In the past, governmental and quasigovernmental authorities and regulators throughout the world have responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, will increase market volatility, which could adversely affect the Funds’ investments.

The outbreak could also impair the information technology and other operational systems upon which the Funds’ service providers rely, and could otherwise disrupt the ability of employees of the Funds’ service providers to perform critical tasks relating to the Funds. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects. Public health crises caused by the outbreak may exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The duration of the outbreak and its effects cannot be determined with certainty.

•	Cybersecurity Risk - In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Funds’ operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity failures or breaches by the Funds’ third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of the Funds’ shareholders to transact business and the Funds to process transactions, inability to calculate the Funds’ net asset values, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Funds or their third-party service providers.

The Funds may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such securities to lose value.

In addition to the risks set forth under “Principal Risks of Investing in the Fund” and the Principal Risks of Investing in a Fund, the IMS Capital Value Fund is subject to the following risks:

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Mid-cap risk – Stocks of mid-cap companies are generally considered more risky than stocks of larger capitalization companies. Mid-cap companies typically have greater earnings fluctuations and greater reliance on a few key customers than larger companies. Many of these companies may be young with a limited track record. Their securities may trade less frequently and in more limited volume than those of larger companies. This may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Mid-cap companies may also have limited markets, product lines or financial resources and may lack management experience. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.

●	Large-cap risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

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Value securities risk – Value stocks are those that appear to be underpriced based upon valuation measures, such as lower price-to-earnings ratios and price-to-book ratios. Investments in value-oriented securities may expose these Funds to the risk of underperformance during periods when value stocks do not perform as well as other kinds of investments or market averages.

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Industry risk – the value of securities in a particular industry (such as financial services, technology or healthcare) may decline because of changing expectations for the performance of a particular industry. The Fund intends to hold a number of different individual securities, seeking to manage risks in a particular industry. However, the Fund does concentrate on the healthcare, technology, financial services, communications/entertainment, consumer, consolidating and defensive industries. As a consequence, the share price of the Fund may fluctuate in response to factors affecting a particular industry, and may fluctuate more widely than a fund that invests in a broader range of industries. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting the aforementioned industries.

In addition to the risks set forth under “Principal Risks of Investing in the Fund” and the Principal Risks of Investing in a Fund, the IMS Strategic Income Fund is subject to the following risks:

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Foreign securities risk – When the Fund invests in foreign securities (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. In addition, the value of securities denominated in foreign currency can change when foreign currencies strengthen or weaken relative to the U.S. dollar. These currency movements may negatively impact the value of the Funds’ portfolio even when there is no change in the value of the related security in the issuer’s home country. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations are of considerable significance. When the Fund invests in securities of issuers located in foreign emerging markets, it will be subject to additional risks that may be different from, or greater than, risks of investing in securities of issuers based in foreign, developed countries. These risks include illiquidity, significant price volatility, restrictions on foreign investment or repatriation, possible nationalization of investment income and capital, currency declines, and inflation (including rapid fluctuations in inflation rates).

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REIT risk – To the extent that the Fund invests in companies that invest in real estate, such as REITs, the Fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations, and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

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High yield securities risk – The Fund may be subject to greater levels of price volatility as a result of investing in high yield fixed income securities and unrated securities of similar credit quality (commonly known as junk bonds) than funds that do not invest in such securities. Such bonds are rated below BBB-/Baa3 because of the greater possibility that the issuer will fail to make principal and interest payments, and thus default. If this occurs, or is perceived as likely to occur, the values of these securities will generally be more volatile and are likely to fall. A default or expected default could also make it difficult for the Fund to sell the securities at the value the Fund previously placed on them. As a result, high yield securities are considered predominately speculative. An economic downturn, a period of rising interest rates or increased price volatility could adversely affect the market for these securities, and reduce the number of buyers should the Fund need to sell these securities (liquidity risk). Should an issuer declare bankruptcy, there may be potential for partial recovery of the value of the bonds, but the Fund could also lose its entire investment. When the Fund invests in foreign high yield bonds (including sovereign debt), it will be subject to additional risks not typically associated with investing in U.S. securities. These risks are described below under “Foreign securities risk.”

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Distressed securities risk – Investments in distressed securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities. Issuers of distressed securities may be engaged in restructuring or bankruptcy proceedings, or may be in default on the payment of principal or interest. The Fund may incur costs participating in legal proceedings involving the issuer or otherwise protecting its investment. The Fund generally will not receive interest payments on distressed securities, and there is a substantial risk that principal will not be repaid. If the issuer of a distressed security is engaged in restructuring or bankruptcy proceedings, the Fund may lose the entire value of its investment in the distressed security or be required to accept payment of cash or securities with a value far less than the Fund’s original investment. Distressed securities also may have restrictions on resale.

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Dividend tax risk – There can be no assurances that the dividends received by the Fund from its investments will consist of tax-advantaged qualifying dividends eligible either for the dividends-received deduction for corporate Fund shareholders that are otherwise eligible for such deduction or for treatment as qualified dividends eligible for long-term capital gain rates in respect of non-corporate Fund shareholders. To receive dividends-received or qualifying dividend income tax treatment, the Fund must meet holding period and other requirements with respect to the security, and Fund shareholders must meet holding period and other requirements with respect to their Fund’s shares. Furthermore, there is no guarantee that dividends received by the Fund will continue to receive favorable tax treatment in future years.

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Income trust risk – Investments in income trusts are subject to various risks related to the underlying operating companies controlled by such trusts, including dependence upon specialized management skills and the risk that such management may lack or have limited operating histories. To the extent the Fund invests in income trusts that invest in real estate, it may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and with direct ownership of real estate, such as a decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and or property taxes. When the Fund invests in oil royalty trusts, its return on the investment will be highly dependent on oil and gas prices, which can be highly volatile. Moreover, oil royalty trusts are subject to the risk that the underlying oil and gas reserves attributable to the royalty trust may be depleted. As a group, business trusts typically invest in a broad range of industries and therefore the related risks will vary depending on the underlying industry represented in the business trust’s portfolio.

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Dividend strategy risk – The Fund’s dividend capture strategy enables the Adviser to identify and exploit opportunities that the Adviser believes may lead to high current dividend income for the Fund. There can be no assurances that the Adviser will be able to correctly anticipate the level of dividends that companies will pay in any given timeframe. If the Adviser’s expectations as to potential dividends are wrong, the Fund’s performance may be adversely affected. In addition, the dividend policies of the Fund’s target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Any change in the favorable provisions of the federal tax laws may limit the ability of the Fund to take advantage of further income enhancing strategies utilizing dividend paying securities. The use of dividend capture strategies also will expose the Fund to increased trading costs and potential for short-term capital losses or gains, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.

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Structured notes risk – Structured notes, such as reverse convertible notes, are subject to a number of fixed income risks including general market risk, interest rate risk, as well as the risk that the issuer on the note may fail to make interest and/or principal payments when due, or may default on its obligations entirely. In addition, as a result of imbedded derivative features in these securities, structured notes generally are subject to more risk than investing in a simple note or bond issued by the same issuer. It is impossible to predict whether the referenced factor (such as an index or interest rate) or prices of the underlying securities will rise or fall. The actual trading prices of structured notes may be significantly different from the principal amount of the notes. If the Fund sells the structured notes prior to maturity, it may lose some of its principal. At final maturity, structured notes may be redeemed in cash or in kind, which is at the discretion of the issuer. If the notes are redeemed in kind, the Fund would receive shares of stock at a depressed price. In the case of a decrease in the value of the underlying asset, the Fund would receive shares at a value less than the original amount invested; while an increase in the value of an underlying asset will not increase the return on the note.

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Preferred stock risks – Preferred stocks rated in the lowest categories of investment grade have speculative characteristics. Preferred stock generally is subject to risks associated with fixed income securities, including credit risk and sensitivity to interest rates. Changes in economic conditions or other circumstances that have a negative impact on the issuer may lead to a weakened capacity to pay the preferred stock obligations. Preferred stock may be subject to a number of other risks, including that the issuer, under certain conditions, may skip or defer dividend payments for long periods of time. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any income. In addition, holders of preferred stock typically do not have any voting rights, except in cases when dividends are in arrears beyond stated time periods. As with common stock, preferred stock is subordinated to bonds and other debt instruments in any issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore is subject to greater credit risk than those debt instruments.

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Fixed income risk – The value of these Funds may fluctuate based upon changes in interest rates and market conditions. As interest rates rise, the value of most income producing instruments decreases to adjust to price the market yields. Interest rate risk is greater for long-term debt securities than for short-term and floating rate securities. These Funds are subject to credit risk, which is the possibility that an issuer of a security will become unable to meet its obligations. This risk is greater for securities that are rated below investment grade or that are unrated.

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Liquidity risk – Illiquid and/or restricted securities in these Funds’ portfolio may reduce the Funds’ returns because the Funds may be unable to sell such illiquid securities at an advantageous time or price. If the Funds are unable to sell their illiquid securities when deemed desirable, it may incur losses and may be restricted in their ability to take advantage of other market opportunities. In addition, illiquid securities may be more difficult to value, and usually require the Adviser’s judgment in the valuation process. The Adviser’s judgment as to the fair value of a security may be wrong, and there is no guarantee that the Funds will realize the entire fair value assigned to the security upon a sale. Securities particularly sensitive to illiquidity include U.S. and foreign high yield debt obligations and private placement securities.

●	Credit risk – An issuer of debt securities may not make timely payments of principal and interest.

MANAGEMENT

Investment Adviser. IMS Capital Management, Inc. (the “Adviser”), 8995 S.E. Otty Road, Portland, Oregon 97086, serves as investment adviser to the Funds. The Adviser is an independent investment advisory firm that has been managing equity and fixed income portfolios for a select group of clients since 1988. The Adviser currently manages accounts for institutions, retirement plans, individuals, trusts and small businesses, both taxable and non-taxable. As of June 30, 2021, the Adviser managed over $280 million on a discretionary basis.

During the fiscal year ended June 30, 2021, the Adviser received compensation of 1.21% of the Value Fund’s average daily net assets, after fee waiver and/or expense reimbursement. During the fiscal year ended June 30, 2021, the Adviser received compensation of 0.58% of the Income Fund’s average daily net assets, after fee waiver and/or expense reimbursement.

With respect to each of the Funds, the Adviser contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, interest and dividend expense on securities sold short, and amounts, if any payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) do not exceed 1.95% of a Fund’s average daily net assets through October 31, 2022, subject to the Adviser’s right to recoup payments on a rolling three-year basis so long as the payment would not exceed the 1.95% expense cap. This expense cap agreement may be terminated by either party upon 60 days’ written notice prior to the end of the then-current term of the agreement.

If you invest in a Fund through an investment adviser, bank, broker-dealer, 401(k) plan trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Funds’ behalf. This fee may be based on the number of accounts or may be a percentage, currently up to 0.50% annually, of the average value of the Funds’ shareholder accounts for which the financial intermediary provides services. The Funds may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Funds’ transfer agent or other service providers if the shares were purchased directly from the IMS Funds. To the extent that these fees are not paid entirely by the Funds, the Adviser may pay a fee to financial intermediaries for such services.

To the extent that the Adviser, not the Funds, pays a fee to a financial intermediary for distribution or shareholder services, the Adviser may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Funds and the nature of the services provided by the financial intermediary. Although neither the Funds nor the Adviser pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement of the Funds is available in the Funds’ annual report to shareholders for each twelve-month period ended June 30.

In addition to the advisory fees described above, the Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the Securities Act of 1934, as amended, and the terms of the Advisory Agreement. For a description of these potential benefits, see the description under “Portfolio Transactions and Brokerage Allocation -- Brokerage Selection” in the Statement of Additional Information (“SAI”).

Portfolio Manager of the Funds. Carl W. Marker has been primarily responsible for management of each of the Value Fund and the Income Fund (including each of their predecessors) since inception.

Mr. Marker currently serves as Chairman and Chief Investment Officer and has served as primary portfolio manager of the Adviser since 1988.

The Funds’ Statement of Additional Information provides additional information about the Funds’ portfolio managers, including their compensation, other accounts that they manage and their ownership of shares of the Funds.

Board of Trustees. The Funds are a series of the 360 Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 24, 2005. The Board supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Funds’ business affairs.

ADMINISTRATION

Custodian.  Huntington Bank (the “Custodian”) serves as the custodian of the Funds’ securities.

Fund Administration and Distribution. M3Sixty Administration, LLC (“M3Sixty”) serves as the Funds’ administrator providing the Funds with administrative, accounting and compliance services. In addition, M3Sixty serves as the transfer agent and dividend-disbursing agent of the Funds. As indicated below under the caption “Investing in a Fund,” M3Sixty will handle your orders to purchase and redeem shares of a Fund, and will disburse dividends paid by a Fund.

Distribution of Shares. Matrix 360 Distributors, LLC (the “Distributor”) serves as the Funds’ principal underwriter. The Distributor may sell the Funds’ shares to or through qualified securities dealers or other approved entities. The Funds offer one class of shares, Institutional Class shares. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with a Fund.

Certain Expenses. In addition to the investment advisory fees, the Funds pay all expenses not assumed by the Adviser, which may include, without limitation, the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; bank transaction charges and custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

INVESTING IN A FUND

Minimum Initial Investment. A Fund’s shares are sold and redeemed at net asset value. Shares may be purchased by any account managed by the Adviser and any other institutional investor or any broker-dealer authorized to sell Shares in a Fund. The minimum initial investment for Institutional Class shares of a Fund is $5,000 ($2,000 for Coverdell Savings Accounts and UGMAs). A Fund may, in the Adviser’s sole discretion, accept accounts with less than the minimum investment.

Additionally, the minimum initial investment requirement may be waived or reduced for wrap programs and certain qualified retirement plans (excluding IRAs) sponsored by financial service firms that have entered into appropriate arrangements with a Fund or otherwise by the Adviser in its sole discretion.

Determining a Fund’s Net Asset Value. The price at which you purchase or redeem Shares is based on the next calculation of net asset value after an order is accepted in good form. An order is considered to be in good form if it includes a complete application and payment in full of the purchase amount. A Fund’s net asset value per share is calculated by dividing the value of the Fund’s total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding Shares of the Fund. The net asset value per Share of a Fund is normally determined at the time regular trading closes on the NYSE, currently 4:00 p.m. Eastern time, Monday through Friday, except when the NYSE closes earlier. A Fund does not calculate net asset value on business holidays when the NYSE is closed.

The valuation of portfolio securities is determined in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of a Fund’s total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or that cannot be accurately valued using a Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security, such as a small-cap stock, is so thinly traded that there have been no transactions for that stock over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; (iii) trading of the particular portfolio security is halted; (iv) the security is a restricted security not registered under federal securities laws purchased through a private placement not eligible for resale; or (v) the security is purchased on a foreign exchange.

Pursuant to policies adopted by the Trustees, the Adviser is responsible for notifying the Board of Trustees (or the Trust’s Fair Value Committee (“Fair Value Committee”)) when it believes that fair value pricing is required for a particular security. The Funds’ policies regarding fair value pricing are intended to result in a calculation of a Fund’s net asset value that fairly reflects portfolio security values as of the time of pricing. A portfolio security’s fair value price may differ from the price next available for that portfolio security using a Fund’s normal pricing procedure, and may differ substantially from the price at which the portfolio security may ultimately be traded or sold. If such fair value price differs from the price that would have been determined using a Fund’s normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security was priced using a Fund’s normal pricing procedures. The performance of a Fund may also be affected if a portfolio security’s fair value price were to differ from the security’s price using a Fund’s normal pricing procedures. The Trustees monitor and evaluate the Funds’ use of fair value pricing.

Other Matters. Purchases and redemptions of Shares by the same shareholder on the same day will be netted for a Fund. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. A Fund may suspend redemption, if permitted by the 1940 Act, for any period during which the NYSE is closed or during which trading is restricted by the Securities and Exchange Commission (“SEC”) or if the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of a Fund’s shareholders. Additionally, during drastic economic and market changes, telephone redemption privileges may be difficult to implement. Also, if the Trustees determine that it would be detrimental to the best interest of a Fund’s remaining shareholders to make payment in cash, a Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

PURCHASING SHARES

Opening a New Account. To open an account with a Fund, take the following steps:

1.           Complete an Account Application. Be sure to indicate the type of account you wish to open, the amount of money you wish to invest, and which class of shares you wish to purchase. If you do not indicate which class you wish to purchase, your purchase will be invested in Institutional Class shares. The application must contain your name, date of birth, address, and Social Security Number (“SSN”) or Taxpayer Identification Number (“TIN”). If you have applied for a SSN or TIN prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for the SSN or TIN. Taxes are not withheld from distributions to U.S. investors if certain IRS requirements regarding the SSN or TIN are met.

2.           Write a check or prepare a money order from a U.S. financial institution and payable in U.S. dollars. For regular mail orders, mail your completed application along with your check or money order made payable to the name of the Fund in which you are investing to:

[Name of Fund]

c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway
Suite 100

Fairway, KS 66205

If checks are returned due to insufficient funds or other reasons, the purchase order will not be accepted. The Funds will charge the prospective investor a $20 fee for cancelled checks and may redeem Shares of a Fund already owned by the prospective investor or another identically registered account for such fee. The prospective investor will also be responsible for any losses or expenses incurred by a Fund or the Administrator in connection with any cancelled check.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call (877) 244-6235 for instructions.

Additional Investments. You may add to your account by mail or wire at any time by purchasing Shares at the then current public offering price. Before adding funds by bank wire, please call the Funds at (877) 244-6235 and follow the above directions for bank wire purchases. Please note that in most circumstances, there will be a bank charge for wire purchases. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment.

Automatic Investment Plan. Shareholders of Institutional Class shares who have met a Fund’s minimum investment criteria may participate in a Fund’s automatic investment plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in Institutional Class shares through automatic charges to shareholders’ checking account. With shareholder authorization and bank approval, a Fund will automatically charge the shareholder’s checking account for the amount specified ($50 minimum for Institutional Class shares of a Fund), which will automatically be invested in Institutional Class shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by notifying a Fund in writing.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), a Fund is required to obtain, verify, and record information to enable a Fund to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, a Fund will ask for, among other things, the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Fund to identify the investor. A Fund may also ask to see the investor’s driver’s license or other identifying documents. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until the Fund receives this required information. In addition, if after opening the investor’s account, the Fund is unable to verify the investor’s identity after reasonable efforts, as determined by the Fund in its sole discretion, the Fund may (i) restrict redemptions and further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund was unable to verify the investor’s identity, the Fund will value the account in accordance with the Fund’s next net asset value calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. A Fund will not be responsible for any losses incurred due to a Fund’s inability to verify the identity of any investor opening an account.

Other Information. In connection with all purchases of Fund Shares, we observe the following policies and procedures:

We price direct purchases based on the next public offering price (net asset value) computed after your order is received. Direct purchase orders received by M3Sixty as the Funds’ transfer agent by the close of the regular session of the NYSE (generally 4:00 p.m., Eastern Time) are confirmed at that day’s public offering price. Purchase orders received by dealers prior to the close of the regular session of the NYSE on any business day and transmitted to M3Sixty on that day are confirmed at the public offering price determined as of the close of the regular session of trading on the NYSE on that day.

●	We do not accept third party checks for any investments.
●	We may open accounts for less than the minimum investment or change minimum investment requirements at any time.
●	We may refuse to accept any purchase request for any reason or no reason.
●	We mail you confirmations of all your purchases or redemptions of Fund Shares.
●	Certificates representing Shares are not issued.

Choosing a Share Class. The Funds offer one class of shares, Institutional Class shares.

Institutional Class Shares. Institutional Class shares of a Fund are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in a Fund. Institutional Class shares are available for investment only to institutional investors and certain broker-dealers and financial institutions that have entered into appropriate arrangements with a Fund. These arrangements are generally limited to discretionary managed, asset allocation, eligible retirement plan or wrap products offered by broker-dealers and financial institutions. Shareholders participating in these programs may be charged fees by their broker-dealer or financial institution.

Additional Information about Sales Charges. Information regarding a Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing, and redemption of Fund shares is not available on a Fund’s website since each Fund’s website contains limited information. Further information is available by calling the Funds at (877) 244-6235.

REDEEMING SHARES

Regular Mail Redemptions. Regular mail redemption requests should identify the name of the applicable Fund(s) and be addressed to:

[Name of Fund]

c/o M3Sixty Administration, LLC
4300 Shawnee Mission Parkway,
Suite 100

Fairway, KS 66205

Regular mail redemption requests should include the following:

1.           Your letter of instruction specifying the Fund, account number and number of Shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2.	Any required signature guarantees (see “Signature Guarantees” below); and

3.           Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, pension or profit sharing plans, and other entities.

Except as provided below, your redemption proceeds normally will be sent to you within seven days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased Shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 calendar days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption request. Each Fund typically expects to meet redemption requests through cash holdings or cash equivalents and anticipates using these types of holdings on a regular basis. A Fund typically expects to pay redemption proceeds for shares redeemed within the following days after receipt by the transfer agent of a redemption request in proper form: (i) for payment by check, the Fund typically expects to mail the check within two business days; and (ii) for payment by wire or automated clearing house (“ACH”), the Fund typically expects to process the payment within two business days. Payment of redemption proceeds may take up to seven days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, a Fund may suspend the right of redemption or delay payment of redemption proceeds for more than seven days. When shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

To the extent cash holdings or cash equivalents are not available to meet redemption requests, a Fund will meet redemption requests by either (i) rebalancing its overweight securities or (ii) selling portfolio assets. In addition, if a Fund determines that it would be detrimental to the best interest of the Fund’s remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution-in-kind of readily marketable securities.

Telephone and Bank Wire Redemptions. Unless you specifically decline the telephone transaction privileges on your account application, you may redeem Shares of a Fund by calling (877) 244-6235. A Fund may rely upon confirmation of redemption requests transmitted via facsimile (Fax# (816) 743-4477). The confirmation instructions must include the following:

(1)	Name of Fund;
(2)	Shareholder name(s) and account number;
(3)	Number of Shares or dollar amount to be redeemed;
(4)	Instructions for transmittal of redemption funds to the shareholder; and
(5)	Shareholder(s) signature(s) as it/they appear(s) on the application then on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($5,000 minimum). A Fund in its discretion may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. If this cost is passed through to redeeming shareholders by a Fund, the charge will be deducted automatically from your account by redemption of Shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption proceeds will only be sent to the financial institution account or person named in your Fund Shares Application currently on file with a Fund. Telephone redemption privileges authorize the Fund to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Fund to be genuine. A Fund will not be liable for any losses due to fraudulent or unauthorized instructions nor for following telephone instructions provided that the Fund follows reasonable procedures to ensure instructions are genuine.

Minimum Account Size. Due to the relatively high cost of maintaining small accounts, a Fund reserves the right to liquidate a shareholder’s account if, as a result of redemptions or transfers (but not required IRA distributions), the account’s balance falls below the minimum initial investment required for your type of account (see “Minimum Initial Investment” above). A Fund will notify you if your account falls below the required minimum. If your account is not increased to the required level after a thirty (30) day cure period then a Fund may, at its discretion, liquidate the account.

Redemptions In Kind. A Fund typically expects to satisfy requests by using holdings of cash or cash equivalents or selling portfolio assets. On a less regular basis, and if the Adviser believes it is in the best interest of the Fund and its shareholders not to sell portfolio assets, the Fund may satisfy redemption requests by using short-term borrowing from the Fund’s custodian to the extent such arrangements are in place with the custodian. These methods normally will be used during both regular and stressed market conditions. In addition to paying redemption proceeds in cash, each Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  While the Funds do not intend, under normal circumstances, to redeem their shares by payment in kind, it is possible that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for a Fund to pay for all redemptions in cash. In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them may incur brokerage costs when these securities are sold and will be subject to market risk until such securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein a Fund must pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s net asset value at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Signature Guarantees. To protect your account and a Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees are generally required for (i) change of registration requests; (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than through your initial account application; (iii) transactions where proceeds from redemptions, dividends, or distributions are sent to an address or financial institution differing from the address or financial institution of record; and (iv) redemption requests in excess of $50,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange, or association clearing agency and must appear on the written request for change of registration, establishment or change in exchange privileges, or redemption request.

ADDITIONAL INFORMATION ABOUT PURCHASES AND REDEMPTIONS

Purchases and Redemptions through Securities Firms. A Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf and such brokers are authorized to designate intermediaries to accept orders on behalf of a Fund. In addition, orders will be deemed to have been received by a Fund when an authorized broker, or broker-authorized designee, accepts the purchase order or receives the redemption order. Orders will be priced at the next calculation of a Fund’s net asset value after the authorized broker or broker-authorized designee receives the orders. Investors may also be charged a fee by a broker or agent if Shares are purchased through a broker or agent. A Fund is not responsible for ensuring that a broker carries out its obligations. You should look to the broker through whom you wish to invest for specific instructions on how to purchase or redeem shares of a Fund.

Telephone Purchases by Securities Firms. Brokerage firms that are Financial Industry Regulatory Authority, Inc. (“FINRA”) members may telephone M3Sixty at (877) 244-6235 and buy Shares for investors who have investments in the Fund through the brokerage firm’s account with a Fund. By electing telephone purchase privileges, FINRA member firms, on behalf of themselves and their clients, agree that neither the Fund nor M3Sixty shall be liable for following telephone instructions reasonably believed to be genuine. To be sure telephone instructions are genuine, a Fund and its agents send written confirmations of transactions to the broker that initiated the telephone purchase. As a result of these and other policies, the FINRA member firms may bear the risk of any loss in the event of such a transaction. However, if M3Sixty fails to follow these established procedures, it may be liable. A Fund may modify or terminate these telephone privileges at any time.

Disruptive Trading and Market Timing. A Fund is not intended for or suitable for market timers, and market timers are discouraged from becoming investors. The ability of new shareholders to establish an account, or for existing shareholders to add to their accounts is subject to modification or limitation if a Fund determines, in its sole opinion, that the shareholder or potential shareholder has engaged in frequent purchases or redemptions that may be indicative of market timing or otherwise disruptive trading (“Disruptive Trading”) which can have harmful effects for other shareholders. These risks and harmful effects include:

●

an adverse effect on portfolio management, as determined by the Adviser in its sole discretion, such as causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely; and

●	reducing returns to long-term shareholders through increased brokerage and administrative expenses.

You should note that, if a Fund invests primarily in securities of foreign companies that are traded on U.S. exchanges, the Fund may be more susceptible to market timing than mutual funds investing primarily in U.S. companies.

In an effort to protect shareholders from Disruptive Trading, the Board of Trustees has approved certain market timing policies and procedures. Under these market timing policies and procedures, a Fund may monitor trading activity by shareholders and take specific steps to prevent Disruptive Trading. In general, each Fund considers frequent roundtrip transactions in a shareholder account to constitute Disruptive Trading. A “roundtrip transaction” is one where a shareholder buys and then sells, or sells and then buys, Shares within 30 days. While there is no specific limit on roundtrip transactions, the Funds reserve the right to (i) refuse any purchase order; and/or (ii) restrict or terminate purchase privileges for shareholders or former shareholders, particularly in cases where a Fund determines that the shareholder or potential shareholder has engaged in more than one roundtrip transaction in a Fund within any rolling 30-day period.

In determining the frequency of roundtrip transactions, a Fund does not include purchases pursuant to dollar cost averaging or other similar programs, and a Fund will not count systematic withdrawals and/or automatic purchases, mandatory retirement distributions, and transactions initiated by a plan sponsor. A Fund will calculate roundtrip transactions at the shareholder level, and may contact a shareholder to request an explanation of any activity that the Fund suspects as Disruptive Trading.

Notwithstanding the foregoing, a Fund may also take action if a shareholder’s trading activity (evaluated based on roundtrip trading or otherwise) is deemed Disruptive Trading by a Fund, even if applicable Shares are held longer than 30 days. In addition, a Fund may, without prior notice, take whatever action it deems appropriate to comply with or take advantage of any state or federal regulatory requirement. A Fund also imposes an initial sales load and a CDSC on certain Shares, each of which has the effect of discouraging Disruptive Trading in Fund Shares.

A Fund cannot guarantee that its policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

Disclosure of Portfolio Holdings. A description of a Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available in the Fund’s SAI.

OTHER IMPORTANT INFORMATION

Distributions, Dividends and Taxes

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in a Fund.

Each Fund will distribute all or substantially all of its income and gains to its shareholders every year. Dividends paid by a Fund derived from net investment income, if any, will generally be paid annually and capital gain distributions, if any, will be made at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional Shares (or fractions thereof) of the applicable Fund. Although a Fund will not be taxed on amounts it distributes, shareholders will generally be taxed on distributions, regardless of whether distributions are paid by the Fund in cash or are reinvested in additional Fund shares.

A particular dividend distribution generally will be taxable as qualified dividend income, long-term capital gain, or ordinary income. Qualified dividend income generally includes dividends paid by U.S. corporations and certain qualifying foreign corporations, provided the foreign corporation is not a passive foreign investment company. Any distribution resulting from such qualified dividend income received by a Fund will be designated as qualified dividend income. If a Fund designates a dividend distribution as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate provided certain holding period requirements are met. If a Fund designates a dividend distribution as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their Fund shares. Short-term capital gains may be realized and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. All taxable dividends paid by a Fund other than those designated as qualified dividend income or capital gain distributions will be taxable as ordinary income to shareholders.

Taxable distributions paid by a Fund to corporate shareholders will be taxed at corporate tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund declares a dividend in October, November or December but pays it in January, it will be taxable to shareholders as if the dividend had been received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder’s holding period for the applicable Fund shares. An exchange of shares may be treated as a sale and may be subject to tax.

As with all mutual funds, each Fund may be required to withhold U.S. federal income tax at the fourth lowest rate for taxpayers filing as unmarried individuals (presently 24%) for all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Cost Basis Reporting.  Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss and holding period to the Internal Revenue Service on the applicable Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.  Each Fund has chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way a Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. Each Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” Each Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Possible Tax Law Changes. At the time that this prospectus is being prepared, the coronavirus and COVID-19 are affecting the United States. Various administrative and legislative changes to the federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will be made or what the changes might entail.

Financial Highlights. The financial highlights tables are intended to help you understand each Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund, assuming the reinvestment of all dividends and distributions. The financial highlights for the fiscal years prior to June 30, 2019 have been audited by the Funds’ prior independent registered public accounting firm. The financial highlights for the fiscal years ended June 30, 2019, June 30, 2020 and June 30, 2021 have been audited by BBD, LLP, whose report, along with the Funds’ financial statements, is included in the annual report to shareholders, which may be obtained at no charge by calling the Funds.

IMS CAPITAL VALUE FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2021		June 30, 2020		June 30, 2019		June 30, 2018		June 30, 2017

Net Asset Value, Beginning of Year	$22.50		$23.47		24.75		$24.05		$21.52

Investment Operations:
Net investment income (loss)	(0.18)		0.06		(0.02)		(0.00	)(a)	0.02
Net realized and unrealized gain on investments	9.13		0.21		1.27		1.22		2.51
Total from investment operations	8.95		0.27		1.25		1.22		2.53

Less Distributions to Shareholders:
From net investment income	(0.04)		—		—		(0.02)		—
From net realized capital gains	(0.53)		(1.24)		(2.53)		(0.50)		—
Total distributions	(0.57)		(1.24)		(2.53)		(0.52)		—

Paid in capital from redemption fees(a) (d)	0.00		0.00		0.00		0.00		0.00

Net Asset Value, End of Year	$30.88		$22.50		23.47		$24.75		$24.05

Total Return(b)	40.16%		0.77%		6.99%		5.05%		11.76%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$45,354		$31,243		30,372		$33,682		$40,707

Ratio of expenses to average net assets:	1.85	%(c)	1.88	%(c)	1.80	%(c)	1.74	%(c)	1.69%

Ratio of net investment income (loss) to average net assets:	(0.69	)%(c)	0.26	%(c)	(0.10	)%(c)	(0.01	)%(c)	0.08%

Portfolio turnover rate	79.58%		263.64%		17.29%		40.01%		84.33%

(a)	Represents less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(c)	The ratios include 0.01% of interest expense during the years ended June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021.
(d)	The average shares method was used to calculate redemption fees.

IMS STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each year

	For the Years Ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017

Net Asset Value, Beginning of Year	$2.30	$2.61	$2.45	$2.93	$3.27

Investment Operations:
Net investment income	0.15	0.15	0.13	0.19	0.24
Net realized and unrealized gain (loss) on investments and foreign currency (a)	0.49	(0.31)	0.16	(0.49)	(0.32)
Total from investment operations	0.64	(0.16)	0.29	(0.30)	(0.08)

Less Distributions to Shareholders:
From net investment income	(0.16)	(0.15)	(0.13)	(0.18)	(0.26)
Total distributions	(0.16)	(0.15)	(0.13)	(0.18)	(0.26)

Paid in capital from redemption fees(e)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)

Net Asset Value, End of Year	$2.78	$2.30	$2.61	$2.45	$2.93

Total Return(c)	28.53%	(6.31)%	12.22%	(10.71)%	(2.69)%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$15,188	$11,742	$5,914	$3,928	$5,580

Ratio of expenses to average net assets:(d)	1.95%	1.96%	1.98%	2.02%	1.98%

Ratio of expenses to average net assets before waiver & reimbursement:(d)	2.87%	3.62%	4.29%	3.36%	2.93%

Ratio of net investment income to average net assets:(d)	5.88%	6.58%	5.27%	6.99%	7.83%

Ratio of net investment income to average net assets before waiver & reimbursement:(d)	4.96%	4.92%	2.95%	5.64%	6.87%

Portfolio turnover rate	531.13%	390.29%	728.46%	758.79%	505.62%

(a)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the changes in net assets value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of subscriptions and redemptions in relation to fluctuating market values.
(b)	Represents less than $0.005 per share.
(c)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratios include 0.04% of interest expense during the year ended June 30, 2017, 0.07% of interest expense during the year ended June 30, 2018, 0.03% of interest expense during the year ended June 30, 2019, 0.01% of interest expense during the year ended June 30, 2020 and 0.002% for the year ended June 30, 2021.
(e)	The average shares method was used to calculate redemption fees.

PRIVACY NOTICE

FACTS	WHAT DOES 360 FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■      Social Security number

■      Assets

■      Retirement Assets

■      Transaction History

■      Checking Account Information

■      Purchase History

■      Account Balances

■      Account Transactions

■      Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons 360 Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does 360 Funds share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (877) 244-6235

Who we are
Who is providing this notice?	360 Funds M3Sixty Administration, LLC (Administrator) Matrix 360 Distributors, LLC (Distributor)
What we do
How does 360 Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does 360 Funds collect my personal information?

We collect your personal information, for example, when you

■      Open an account

■      Provide account information

■      Give us your contact information

■      Make deposits or withdrawals from your account

■      Make a wire transfer

■      Tell us where to send the money

■      Tell us who receives the money

■      Show your government-issued ID

■      Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■      Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■      M3Sixty Administration, LLC and Matrix 360 Distributors, LLC could each be deemed to be an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ 360 Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ 360 Funds does not jointly market.

FOR MORE INFORMATION

A SAI about the Funds has been filed with the Securities and Exchange Commission. The SAI (which is incorporated in its entirety by reference in this Prospectus) contains additional information about the Funds.

To request a free copy of the SAI, a Fund’s annual and semi-annual reports and other information about the Funds, or to make inquiries about a Fund, write the Fund c/o M3Sixty Administration, LLC, 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205 or call the Funds at (877) 244-6235.

Information about a Fund (including the SAI) can be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

360 Funds Investment Company Act File Number: 811-21726